                                                                    EXHIBIT 10.2

                               February 11, 2002


Navigant International, Inc.
     84 Inverness Circle East
     Englewood, CO 80112
     Attention:  General Counsel

     Re: Second Amendment to Note Purchase Agreements

Ladies and Gentlemen:

     Reference is made to (1) the Note Purchase Agreement, dated as of November 15, 2000, by and between Navigant International, Inc., a Delaware corporation (the "Company"), and The Prudential Insurance Company of America, (2) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company, on the one hand, and Security Life of Denver Insurance Company, USG Annuity & Life Company, Northern Life Insurance Company, Reliastar Life Insurance Company, Reliastar Life Insurance Company of New York and Security Connecticut Life Insurance Company, on the other hand, (3) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and Teachers Insurance and Annuity Association of America, (4) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and The Guardian Life Insurance Company of America and (5) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and Hartford Life Insurance Company (as amended and as further amended from time to time, each a "Note Purchase Agreement"; collectively, the "Note Purchase Agreements"). Capitalized terms not defined herein shall have the meanings given to such terms in the Note Purchase Agreements.

     Pursuant to the request of the Company and the provisions of Section 17.1 of the Note Purchase Agreements, each of the undersigned agrees to amend the respective Note Purchase Agreement to which it is a party, subject to the conditions and in reliance on the representations and warranties and agreements set forth herein.

     In consideration of the foregoing recitals, the parties hereto agree as follows:

     1.   Amendments to Note Purchase Agreements.

          1.1 Section 10.2 of each Note Purchase Agreement is amended to insert the following language in clause (a) thereof immediately following the semi-colon: "provided that if the Restricted Subsidiary that is merged is a Guarantor, then any Wholly-Owned Restricted

Navigant International, Inc.
February 11, 2002
Page Two


Subsidiary into which such Restricted Subsidiary merges shall be a Guarantor immediately prior to consummation of such merger;"

          1.2 Section 10.5 of each Note Purchase Agreement is amended and restated in its entirety effective December 31, 2001, as follows:

          10.5  Debt to EBITDA.

                The Company will not permit the ratio of: (i) Consolidated Debt at any time during the applicable period set forth below; to (ii) Consolidated EBITDA, based upon the financial statements of the Company and its Restricted Subsidiaries for the then most recently completed four fiscal quarters, to be greater than the applicable amounts set forth opposite the periods below:

          Period                                           Ratio
          ------                                           -----
          December 31, 2001 through March 30, 2002         4.00:1.00
          March 31, 2002 through June 29, 2002             4.80:1.00
          June 30, 2002 through September 29, 2002         5.35:1.00
          September 30, 2002 through December 30, 2002     4.10:1.00
          December 31, 2002                                3.75:1.00
          Thereafter                                       2.75:1.00

          1.3 Section 10.6 of each Note Purchase Agreement is amended and restated in its entirety effective as of December 31, 2001, as follows:

          10.6  Fixed Charge Coverage Ratio.

                The Company will not permit, at the end of any fiscal quarter of the Company, based upon the financial statements of the Company and Restricted Subsidiaries for the most recently completed four fiscal quarters, the ratio of: (i) an amount equal to the sum of (a) Consolidated EBITDA plus (b) expenses in respect of operating leases and rent; to (ii) an amount equal to (A) Consolidated Fixed Charges plus (B) all earnout payments, to be less than the applicable amounts set forth opposite the periods below:

          Fiscal Quarter Ended                        Ratio
          --------------------                        -----
          December 31, 2001                           2.00:1.00
          March 31, 2002 and June 30, 2002            1.75:1.00
          Thereafter                                  2.00:1.00

Navigant International, Inc.
February 11, 2002
Page Three

          1.4 Each of Sections 9.10 and 10.14 of each Note Purchase Agreement is deleted in its entirety.

          1.5 The definition of the term "Certificate" is deleted from the list of definitions set forth in Schedule B of each Note Purchase Agreement.

          1.6 The definition of the term "Permitted Investments" is amended to delete the term "$750,000" contained in clause (h) thereof, and to replace such term with "$700,000".

          1.7 The definition of the term "Restricted Subsidiary" is amended to insert the phrase ", subject to its prior receipt of the written consent of the Required Holders," in the third line thereof immediately after the word "not".

          1.8 The definition of the term "Unrestricted Subsidiary" is amended to insert the phrase ", subject to its prior receipt of the written consent of the Required Holders," in the first line thereof immediately after the word "Company".

     2. Conditions to Effectiveness. The effectiveness of the foregoing amendments is subject to (a) the receipt by each holder of Notes of a copy of an amendment to the Bank Credit Agreement, in the form of Exhibit A attached hereto (the "Bank Amendment"), duly executed and delivered by the requisite number of lenders under the Bank Credit Agreement to render the Bank Amendment effective and Bank of America, as agent thereunder (collectively, the "Bank Group"), which shall have become effective prior to or concurrent with the effectiveness of the amendments under this letter agreement, (b) the receipt by each holder of Notes of an amendment fee, in immediately available funds, in an amount equal to 0.25% of the aggregate outstanding principal amount of Notes held by such Person at the time such fee is received, (c) the receipt by Cooley Godward LLP of its legal fees and costs in connection with the preparation, negotiation, execution and delivery of this amendment letter, (d) the receipt by each holder of Notes of (1) joinders sufficient to add Scheduled Airlines Traffic Offices, Inc. as a Guarantor under the Multiparty Guaranty and as a party to the Intercreditor Agreement and (2) the certificates, legal opinion and other documents required to be delivered with respect to Scheduled Airlines Traffic Offices, Inc. and Mutual Travel, Inc. pursuant to the terms of Section 9.7 of the Note Purchase Agreements, (e) the receipt by each holder of Notes of evidence that all amendments to any UCC financing statement necessary to reflect any changes in the debtor's name, and all other instruments and documents necessary or desirable to maintain the perfected status of the security interests created under the Collateral Documents, have been delivered to the Collateral Agent and
(f) the receipt by each holder of Notes of all certificates of merger and similar corporate documents and all documents effecting any change of the legal name of any of the Company or any Subsidiary, in each case related to the Restructuring (as defined below).

Navigant International, Inc.
February 11, 2002
Page Four


          3.   Representations and Warranties. The Company hereby certifies that
(a) each of the representations and warranties set forth in Section 5 of each Note Purchase Agreement is true, correct and complete as of the date hereof and as of the effectiveness of the foregoing amendments (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date), (b) no Default or Event of Default under any Note Purchase Agreement will exist upon giving effect to this letter amendment and the Bank Amendment, (c) the Bank Group is not receiving any remuneration for the Bank Amendment except as set forth in the Bank Amendment and (d) set forth as Exhibit B is a true, correct and complete schedule setting forth all corporate restructurings and name changes of the Company and its Subsidiaries since the date of the Note Purchase Agreements (the "Restructuring"), setting forth specifically (i) the original legal names of each of the Company and its Subsidiaries, (ii) the jurisdiction of organization of each such entity, (iii) the current legal name of each such entity if its name has been changed and (iv) if such entity has merged into another Subsidiary or other entity, the current legal name of the entity into which such entity has merged.

          4. Additional Covenants of the Company. In consideration of the foregoing amendments, the Company hereby covenants and agrees that:

          (a) Until the date (such date referred to as the "Trigger Date") when
(1) no Default or Event of Default exists, (2) the Company would be in compliance with all covenants in the Transaction Documents as in effect on the date of the Closing and (3) the Company shall have delivered to each holder of Notes a certificate of a Senior Financial Officer certifying as to the matters described in clauses (1) and (2) of this sentence, together with the information (including detailed calculations) required in order to establish the matters being certified, notwithstanding Section 10.9, Section 10.11 and Section 10.12 of the Note Purchase Agreements or any other provision to the contrary therein or in the other Transaction Documents, the Company will not, and will not permit any of its Restricted Subsidiaries to: (A) lend money or extend credit or make advances to any Person, or purchase or acquire any capital stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in, any Person except for Allowed Investments (as defined below); (B) at any time declare or make, or incur any liability to declare or make, any Restricted Payment; or (C) acquire (x) all or any portion of the capital stock or other ownership interest in any Person, or any other securities convertible into or exchangeable for, or warrants exercisable for, the capital stock or other ownership interest in any such Person or (y) all or any substantial portion of the assets, property or operations of a Person; provided, however, that the Company or a Restricted Subsidiary may make acquisitions otherwise prohibited by this clause (C) and/or the immediately preceding clause (A) if the aggregate Fair Market Value of the aggregate consideration given by the Company and its Restricted Subsidiaries in the transaction or series of transactions constituting such acquisition does not exceed $3 million and if such consideration is comprised solely of (i) capital stock of the Company and/or (ii) earnout payments provided that

Navigant International, Inc.
February 11, 2002
Page Five

such earnout payments shall be funded exclusively from the revenues of the Person acquired in such acquisition (or from the assets, property or operations acquired in such acquisition) that are booked after the consummation of the applicable acquisition, and for the two-year period immediately following such acquisition, the maximum amount of such earnout payments shall not exceed 15% of the revenues of the Person acquired in such acquisition (or from the assets, property or operations acquired in such acquisition). Until the fiscal quarter immediately following the fiscal quarter in which the Trigger Date occurs, within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company, the Company shall deliver to each holder of Notes a report with respect to each acquisition made during such quarter, detailing the aggregate consideration paid in such acquisition, the form of consideration, and the revenues for such quarter of each Person (or assets, property or operations) acquired after the date of this letter agreement.

     For purpose of the restriction set forth in clause (A) of this Section 4, the term "Allowed Investments" means Investments which are: (a) cash or Cash Equivalents; (b) accounts receivable created, acquired or made in the ordinary course of the business of the Company and its Restricted Subsidiaries and payable or dischargeable in accordance with customary trade terms; (c) capital stock, obligations, securities or other property received in settlement of accounts receivable described in the immediately preceding clause (b) from bankrupt obligors; (d) Investments existing as of the Closing and described on
Schedule 10.11; (e) Guaranties made by the Company in support of the obligations of a Restricted Subsidiary or made by a Restricted Subsidiary in support of the obligations of the Company or another Restricted Subsidiary; (f) acquisitions to the extent permitted by clause (C) of this Section 4(a); (g) advances or loans to employees, directors, officers or agents not to exceed $700,000 in the aggregate at any time outstanding; (h) advances or loans to customers or suppliers that do not exceed $750,000 in the aggregate at any time outstanding;
(i) Investments by the Company or any Restricted Subsidiary in and to the Company or domestic wholly-owned Restricted Subsidiaries (other than E-Commerce Subsidiaries); and (j) other Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $500,000 in the aggregate at any time outstanding.

          (b) Until the fiscal quarter immediately following the fiscal quarter in which the Trigger Date occurs, the Company will not, and will not permit any of its Restricted Subsidiaries to, make or commit to make Consolidated Capital Expenditures during any fiscal quarter in an aggregate amount in excess of $2,000,000 plus the unused amount available for Consolidated Capital
           ----
Expenditures under this covenant for the immediately preceding fiscal quarter (excluding any carry-forward available from any prior fiscal quarter and provided that, with respect to any fiscal quarter, Consolidated Capital Expenditures made during such fiscal quarter shall be deemed to be made first with respect to the applicable limitation for such fiscal quarter and then with respect to any carry-forward from the immediately preceding fiscal quarter). For purpose of this covenant, "Consolidated Capital Expenditures" means, for any period for the Company and its Restricted Subsidiaries, without duplication, all expenditures

Navigant International, Inc.
February 11, 2002
Page Six


(whether paid in cash or other consideration) during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided that Consolidated Capital Expenditures shall not include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Company and its Restricted Subsidiaries within 12 months of receipt of such proceeds.

          (c) Until the Trigger Date, the Company shall deliver to each holder of Notes by the end of business on Tuesday of each week, a report with respect to the immediately preceding week, summarizing the volume of transactions processed as compared to the comparable period in the immediately preceding year.

          (d) The Company shall not (other than pursuant to the Bank Amendment) amend, supplement or modify, or permit the amendment, supplement or modification of, the Bank Credit Agreement without the written consent of the Required Holders.

          (e) Each of Section 7.9(a) (Consolidated Leverage Ratio), 7.9(b) (Consolidated Fixed Charge Coverage Ratio), 7.9(c) (Consolidated Net Worth) and 7.9(f) (Minimum Consolidated EBITDA) (including in each case, solely for purpose of computing the covenants so incorporated, the related definitions) of the Bank Credit Agreement as in effect at the time of the effectiveness of this letter agreement (after giving effect to the Fourth Amendment to the Bank Credit Agreement, dated as of February 8, 2002) (collectively, the "Incorporated Financial Covenants") are incorporated herein by reference with the same effect as if stated at length herein. Each of the Company and the Guarantors covenants and agrees that the Incorporated Financial Covenants shall be as binding on the Company and the Guarantors as if set forth fully herein; provided that any amendment, supplement, restatement or other modification of Section 7.9(a) (Consolidated Leverage Ratio), 7.9(b) (Consolidated Fixed Charge Coverage Ratio) and 7.9(c) (Consolidated Net Worth) (including in each case, solely for purpose of computing the covenants so incorporated, the related definitions) of the Bank Credit Agreement after the time of the effectiveness of this letter agreement shall not be effective with respect to the Incorporated Financial Covenants unless such amendment, supplement, restatement or other modification is approved by the Required Holders.

          (f) Notwithstanding anything to the contrary in Section 11 of the Note Purchase Agreements, the breach of any covenant set forth in Section 4 of this amendment letter shall constitute an immediate Event of Default.

Navigant International, Inc.
February 11, 2002
Page Seven

          5. Consent to Fire Vine Acquisition. The Company has requested the undersigned to consent to the purchase by the Company of all, and not less than all, of the membership interests of FireVine, LLC (formerly known as NavigantVacations.com, LLC) held on or prior to the date hereof by parties other than the Company for aggregate consideration not to exceed $14,062,500, which consideration may be paid in cash (the "FireVine Acquisition"). The Company represents and warrants that it paid $3,500,000 of such purchase price in cash on or about December 12, 2001 and $7,000,000 of such purchase price in cash on or about December 31, 2001 (collectively, the "Prior Payments"). The Company further represents and warrants that it is required to pay the remaining $3,562,500 of such purchase price in cash on or before March 31, 2002 (the "Remaining Payment"). Notwithstanding anything to the contrary in this letter agreement or the other Transaction Documents, the undersigned hereby consent to the FireVine Acquisition, including the making of the Prior Payments and the Remaining Payment. Each of the undersigned agrees that FireVine, LLC, as of December 31, 2001, shall be designated a Restricted Subsidiary.

          6. Waiver. Each of the undersigned holders of Notes waives any Default or Event of Default that has occurred due to (i) the failure of the Company to cause SATO Travel Holding Co., Inc. and Scheduled Airlines Traffic Offices, Inc. to become Guarantors under the Multiparty Guaranty concurrent with such entities' becoming guarantors under the Bank Agreement on October 19, 2001, and to deliver the various certificates, opinions and other documents in connection therewith, all in accordance with the requirements of Section 9.7 of the Note Purchase Agreements, (ii) the failure of the Company to cause Mutual Travel, Inc. to deliver the various certificates, opinion and other documents in connection with its becoming a Guarantor under the Multiparty Guaranty on October 10, 2001 and (iii) the failure of the Grantors (as defined in the Security Agreement) to give 30 days' prior written notice of the various changes in identity, name and corporate structure in connection with the Restructuring in accordance with the requirements of Section 7.3 of the Security Agreement.

          7. Additional Consideration. As consideration for the foregoing amendments, on February 20, 2002, May 20, 2002, August 20, 2002 and November 20, 2002 (or, in each case, the next succeeding Business Day if such date is not a Business Day), the Company shall pay in immediately available funds to each holder of Notes (and each other Person who was a holder of Notes at any time during the fiscal quarter most recently ended as of such payment date) a fee equal to the average unpaid aggregate principal balance of such holder's (or other Person's) Notes during the fiscal quarter most recently ended on such payment date multiplied by a quotient, where the numerator is the number of days during such fiscal quarter that such holder (or other Person) held its Notes and the denominator is 360, multiplied by the applicable number of basis points per annum set forth below (provided that the applicable number of basis points with respect to the fee to be paid on February 20, 2002 shall be deemed to be 125) based on the ratio of: (i) Consolidated Debt at the end of the fiscal quarter of the Company most recently ended on the applicable payment date; to (ii) Consolidated EBITDA, based upon the financial

Navigant International, Inc.
February 11, 2002
Page Eight


statements of the Company and its Restricted Subsidiaries for the four fiscal quarter period most recently ended on the applicable payment date. An Event of Default shall occur if the Company defaults in any payment of the fee required under this Section 5 for more than five Business Days after the same becomes due and payable.


          Debt to EBITDA                  Basis Points Per Annum
          --------------                 ------------------------
     4.00:1.00 or greater                           125
     *  3.75:1.00 ** 4.00:1.00                      100
     *  3.50:1.00 ** 3.75:1.00                       75
     *  3.00:1.00 ** 3.50:1.00                       50
     *  2.75:1.00 ** 3.00:1.00                       25
     ** 2.75:1.00                                   None

*  denotes more than or equal to
** denotes less than

Notwithstanding the foregoing, if on any date when such fee is payable the financial statements and certificate of a Senior Financial Officer necessary to compute such fee in accordance with the immediately preceding sentence have not been delivered to each holder of Notes pursuant to the requirements of Section
7.1 and 7.2, respectively, of the Note Purchase Agreements, then the number of basis points to compute the amount of the fee payable on such date shall be deemed to be 125.

          8. No Waiver. The amendments, consent, waivers and agreements set forth in this letter amendment shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent or waiver of any other terms or conditions of any Note Purchase Agreement or any other Transaction Document, (b) a waiver of any right or remedy of the holders of the Notes pursuant to the Transaction Documents or (c) a consent to any future amendment, consent or waiver of any provision of the Note Purchase Agreements or any other Transaction Document. Except as expressly set forth in this letter amendment, each Note Purchase Agreement and the other Transaction Documents shall continue in full force and effect.

          9. Counterparts; Effectiveness. This letter amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

Navigant International, Inc.
February 11, 2002
Page Nine


                                    Very truly yours,

                                    The Prudential Insurance Company of America

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                    Security Life of Denver Insurance
                                    Company
                                    USG Annuity & Life Company
                                    Northern Life Insurance Company
                                    Reliastar Life Insurance Company
                                    Reliastar Life Insurance Company Of New York
                                    Security Connecticut Life Insurance Company
                                    By: ING Investment Management LLC, as Agent
                                        of each of the foregoing

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                    Teachers Insurance and Annuity Association
                                    Of America

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                    The Guardian Life Insurance Company Of
                                    America

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

Navigant International, Inc.
February 11, 2002
Page Ten




                                    Hartford Life Insurance Company

                                    By: Hartford Investment Services, Inc.,
                                    its agent and attorney-in-fact

                                    By:____________________________
                                    Name:__________________________
                                    Title:_________________________

Navigant International, Inc.
February 11, 2002
Page Eleven


The foregoing is hereby accepted and agreed to as of the date first above written.

Navigant International, Inc., a Delaware corporation

By:__________________________
Name:________________________
Title:_______________________

The undersigned Guarantors consent and agree to the foregoing.

           NAVIGANT INTERNATIONAL/NORTH CENTRAL, INC., an Illinois corporation
           NAVIGANT INTERNATIONAL/SOUTHWEST, LLC,
           a Delaware limited liability company
           CORNERSTONE ENTERPRISES, INC.,
           a Massachusetts corporation
           ENVISION VACATIONS, INC.,
           a Michigan corporation
           NAVIGANT INTERNATIONAL/SOUTHEAST, INC.,
           a North Carolina corporation
           NAVIGANT INTERNATIONAL/NORTHEAST, INC.,
           a Connecticut corporation
           NAVIGANT INTERNATIONAL UK HOLDINGS, INC.
           a Delaware corporation
           NAVIGANT CRUISE CENTER, INC.,
           a Delaware corporation
           NAVIGANT INTERNATIONAL/ROCKY MOUNTAIN, INC., a Colorado corporation
           SCHEDULED AIRLINES TRAFFIC OFFICES, INC., a Delaware corporation
           NAVIGANT INTERNATIONAL/NORTHWEST, INC.,
           a Washington corporation


           By:_________________________
           Name:  Eugene A. Over, Jr.
           Title: Vice President of each
                  of the foregoing Guarantors

Navigant International, Inc.
February 11, 2002
Page Twelve

               NAVIGANT INTERNATIONAL/SOUTH CENTRAL, LP, a Texas limited partnership

               By:  ATLAS TRAVEL GP, INC.,
                    a Texas corporation

                    By:________________________________
                    Name:  Eugene A. Over, Jr.
                    Title: Vice President

                                   Exhibit A

                                Bank Amendment

                                   Exhibit B

                             Restructuring Matters

----------------------------------------------------------------------------------------------------------------------------------
                                                      State of
                    Company                          Formation                                Action
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1.  Navigant International, Inc.                      Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
2.  Akra Travel, Inc.                                 Florida       Merged into First Travelcorp, Inc. as of 12/31/00
----------------------------------------------------------------------------------------------------------------------------------
3.  AQUA Software Products, Inc.                     California     Stock transferred to Navigant International, Inc.
----------------------------------------------------------------------------------------------------------------------------------
4.  Arrington Travel Center, Inc.                     Illinois      Changed name to Navigant International/North Central, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
5.  Associated Travel Services, LLC                   Delaware      Changed name to Navigant International/Southwest, LLC as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
6.  Associated Travel Services of Texas, Inc.        California     No Action
----------------------------------------------------------------------------------------------------------------------------------
7.  Associated Travel Services of Texas, Ltd.          Texas        No Action
----------------------------------------------------------------------------------------------------------------------------------
8.  Atlas Travel Service Ltd.                     British Columbia  Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/31/00
----------------------------------------------------------------------------------------------------------------------------------
9.  Atlas Travel L.C.                                  Texas        Merged into Atlas Travel Services, L.P. as of 4/30/01
----------------------------------------------------------------------------------------------------------------------------------
10. Atlas Travel Services, L.P.                        Texas        Changed name to Navigant International/South Central, LP
----------------------------------------------------------------------------------------------------------------------------------
11. Atlas Travel GP, Inc.                              Texas        No Changed
----------------------------------------------------------------------------------------------------------------------------------
12. Atlas Travel Services Corp.                       Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
13. Bowers Worldwide Travel Services, Inc.            Delaware      Merged into Associated Travel Services, LLC as of 12/31/00
----------------------------------------------------------------------------------------------------------------------------------
14. C & J Travel, Inc.                             New Hampshire    Merged into McGregor Travel Management, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
15. Couch/Mollica Travel, Ltd.                      Pennsylvania    Merged into Forbes Travel Services, Inc. as of 12/30/00
----------------------------------------------------------------------------------------------------------------------------------
16. Cornerstone Enterprises, Inc.                  Massachusetts    No Action
----------------------------------------------------------------------------------------------------------------------------------
17. Dawson's Travel, Inc.                            Calfornia      Merged into Associated Travel Services, LLC as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
18. Dollinger Travel, Inc.                            New York      Merged into McGregor Travel Management, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
19. Envision Vacations, Inc.                          Michigan      No Action
----------------------------------------------------------------------------------------------------------------------------------
20. Evans Travel Group, Inc.                         Louisiana      Merged into Atlas Travel Services, L.P. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
21. Evans Vacations, Inc.                             Delaware      Merged into Atlas Travel Services, L.P. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
22. Excel Travel Group, Inc.                          Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
23. FireVine, LLC                                     Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
24. First Travelcorp, Inc.                         North Carolina   Changed name to Navigant International/Southeast, Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
25. Forbes Travel Service, Inc.                     Pennsylvania    Merged into McGregor Travel Management, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
26. GTS Global Travel Solutions                       Ontario       Dissolved as of 1/31/02
----------------------------------------------------------------------------------------------------------------------------------
27. GTS Global Travel Solutions, Inc.                 Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
28. GTS Global Travel Solutions U.S.A. Inc.           Delaware      Merged into McGregor Travel Management, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
29. Getz International Travel, Inc.                   Delaware      Dissolved as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------

Navigant International, Inc.
February 11, 2002
Page Fifteen

----------------------------------------------------------------------------------------------------------------------------------
                                                      State of
                    Company                          Formation                                Action
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
30.  International Travel Resources, Inc.             Georgia       No action
----------------------------------------------------------------------------------------------------------------------------------
31.  Jarvis Travel Ltd.                               Alberta       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/31/00
----------------------------------------------------------------------------------------------------------------------------------
32.  Jekela Investments Ltd.                      British Columbia  Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/31/00
----------------------------------------------------------------------------------------------------------------------------------
33.  K.R. Agencia de Viagens Ltda.                     Brazil       No action
----------------------------------------------------------------------------------------------------------------------------------
34.  Let's Talk Worldwide Travel Ltd.                 Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/31/01
----------------------------------------------------------------------------------------------------------------------------------
35.  Lovejoy-Tiffany & Associates, Inc.               Michigan      Merged into McGregor Travel Management, Inc. as of 12/331/01
----------------------------------------------------------------------------------------------------------------------------------
36.  McGregor Travel Management Canada Ltd.           Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/331/01
----------------------------------------------------------------------------------------------------------------------------------
37.  McGregor Travel Management, Inc.               Connecticut     Changed name to Navigant International/Northeast, Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
38.  McGregor Travel Management (UK) Ltd.                UK         Amalgamated into Navigant International/United Kingdom Ltd. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
39.  MSW Group Limited                                   UK         Amalgamated into Navigant International/United Kingdom Ltd. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
40.  MSW Premier Limited                                 UK         Amalgamated into Navigant International/United Kingdom Ltd. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
41.  MSW Travel Limited                                  UK         Amalgamated into Navigant International/United Kingdom Ltd. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
42.  MTA, Inc.                                       Washington     Merged into Mutual Travel, Inc. effective as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
43.  Meritek Travel Company                           Missouri      Merged into Arrington Travel Center, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
44.  Moran Travel Bureau, Inc.                     Massachusetts    Merged into McGregor Travel Management, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
45.  Mutual Travel, Inc.                             Washington     Changed name to Navigant International/Northwest, Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
46.  Navigant Cruise Center, Inc.                     Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
47.  Navigant International/Canada Inc.               Ontario       Amalgamated with GTS Global Travel Solutions, et al as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
48.  Navigant International Funding Corporation        Nevada       No Action
----------------------------------------------------------------------------------------------------------------------------------
49.  Navigant International UK Holdings, Inc.         Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
50.  Navigant International UK Limited                   UK         No Action
----------------------------------------------------------------------------------------------------------------------------------
51.  NavigantVacations.com Holdings, Inc.             Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
52.  Professional Travel Corporation                  Colorado      Changed name to Navigant International/Rocky Mountain, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
53.  SATO Travel Holding Co., Inc.                    Delaware      Merged into Scheduled Airlines Traffic Offices, Inc. as of
                                                                     2/     /02
----------------------------------------------------------------------------------------------------------------------------------
54.  Scheduled Airlines Traffic Offices, Inc.         Delaware      No Action
----------------------------------------------------------------------------------------------------------------------------------
55.  Sato Seyahat ve Turizm Ltd. Sri                   Turkey       No Action
----------------------------------------------------------------------------------------------------------------------------------
56.  Sato Travel srl                                   Italy        No Action
----------------------------------------------------------------------------------------------------------------------------------
57.  Simmons Associates, Inc.                         Virginia      Merged McGregor Travel Management, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
58.  Travel Consultants, Inc.                         Michigan      Merged into Arrington Travel Center, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------

Navigant International, Inc.
February 11, 2002
Page Sixteen

----------------------------------------------------------------------------------------------------------------------------------
                                                      State of
                    Company                          Formation                                Action
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
59.  Travel Services International, Ltd.              Virginia      Merged into Simmons associates, Inc. as of 3/31/01
----------------------------------------------------------------------------------------------------------------------------------
60.  Travelcorp., Inc.                               Minnesota      Merged into Arrington Travel Center, Inc. as of 12/30/01
----------------------------------------------------------------------------------------------------------------------------------
61.  WTM Inc.                                         Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
62.  World Express Travel, Inc.                        Alaska       Merged into Mutual Travel, Inc. on 3/31/01
----------------------------------------------------------------------------------------------------------------------------------
63.  1255994 Ontario Limited                          Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
64.  1176960 Ontario Corp.                            Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
65.  1176961 Ontario Corp.                            Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
66.  1176962 Ontario Corp.                            Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
67.  1456746 Ontario Inc.                             Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/01
----------------------------------------------------------------------------------------------------------------------------------
68.  2000053 Ontario Inc.                             Ontario       Amalgamated into Navigant International/Canada Inc. as of
                                                                    12/30/00
----------------------------------------------------------------------------------------------------------------------------------